UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2026

SILVERBOX CORP IV

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42214	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8701 Bee Cave Road
 East Building, Suite 310
 Austin, TX   78746

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 575-3637

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)*	Name of each exchange on which registered*
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	SBXD.U	New York Stock Exchange LLC
Class A ordinary shares included as part of the units	SBXD	New York Stock Exchange LLC
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SBXD.WS	New York Stock Exchange LLC

* NYSE intends to file a Form 25 with the U.S. Securities and Exchange Commission to remove the securities of SilverBox Corp IV (the “Company”) from listing and registration on the NYSE. Effective as of September 28, 2026, the units, Class A ordinary shares and warrants of the Company are trading on the OTCID Basic Market, which is operated by the OTC Markets.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed on the Current Report on Form 8-K filed on September 25, 2026, the units, Class A ordinary shares and warrants of SilverBox Corp IV’s (the “Company”) are expected to be delisted on the New York Stock Exchange and effective as of September 28, 2026, are expected to be quoted and traded on the OTC Markets.

This Form 8-K is being filed to provide additional information regarding the transition of the Company’s securities to the OTC Markets. Effective as of September 28, 2026, the units, Class A ordinary shares and warrants are being quoted and traded on the OTCID, which is operated by the OTC Markets, under the ticker symbols “SBXUF,” “SBXDF” and “SBXWF,” respectively, which are new ticker symbols as a result of the transition to the OTC Markets. The Company intends to remain a public reporting company.

Forward-Looking Statements

This Currently Report on Form 8-K includes “forward-looking statements” that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this Form 8-K including, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERBOX CORP IV

By:	/s/ Stephen Kadenacy
Name:	Stephen Kadenacy
Title:	Chief Executive Officer

Dated:	September 28, 2026